                                                                   EXHIBIT  10.8

                              SETTLEMENT AGREEMENT

         SETTLEMENT AGREEMENT made as of June 30, 1995 by and between Winners Entertainment, Inc., a Delaware corporation formerly known as Excalibur Holding Corporation ("Winners"), and Michael Mapes, a resident of Wisconsin ("Mapes"):

         WHEREAS, Winners and Mapes are parties to an Agreement and Plan of Exchange dated August 31, 1992 ; (the "Exchange Agreement"), which became effective on October 13, 1992, pursuant to which all the outstanding shares of common stock of Golden Palace Casinos, Inc., a Minnesota corporation (Golden Palace") were exchanged for stock of Winners; and

         WHEREAS, Mapes has received 209,000 shares of Winners' common stock in exchange for his 209,000 shares of Golden Palace common stock; and

         WHEREAS, Winners included 52,500 (which number should have been 52,250) of Mapes's shares in a registration statement under the Securities Act of 1933 (registration no. 33-564556 the "Registration Statement") filed on Form S-1 for the purpose of registering 25% of the shares of Winners' stock issued in exchange for the shares of Golden Palace; and

         WHEREAS, Section 4.4(c) of the Exchange Agreement defines the term "Founder" to include Mapes and certain other named individuals and Section 4.4(c) (i) [3] provides that:

         [3]   in connection with any underwritten public offering of [Winners]
securities (other than the ExCal 1992 Convertible Oil & Gas Program) register for offer and sale 52,500 shares of [Winners] common stock for each Founder which shares Mapes be either:

               [a] purchased by the underwriter for the purchase price of at least $6.00 per share (if the underwritten purchase price is less than $6.00 per share, [Winners] Mapes pay the difference between the underwritten purchase price and $6.00 per share), or

               [b] in the event that the prospective underwritten public offering of [Winners] securities is not closed on or before February 1, 1993, at each Founder's sole option and request, [Winners] shall purchase said 52,500 shares of [Winners] from such requesting Founder for the purchase price of $6.00 per share.

         WHEREAS, Section 4.4(b) of the Exchange Agreement provides in part that:

               [b] [Winners] shall, within 30 days of the Closing date, file with the SEC a registration statement in appropriate form covering 25% of the [Winners] stock received by each GPC securities holder . . . ; and

         WHEREAS, Section 4.4(c)(i)[2] of the Exchange Agreement granted Mapes options, exercisable in increments of 10,000 per year, to purchase 50,000 restricted shares of Winners' common stock for $.01 per share, which shares were not accorded any registration rights; and

         WHEREAS, the Registration Statement has not yet become effective; and

         WHEREAS, pursuant to a February 1, 1994 Agreement for Purchase and Sale of Securities, Mapes sold all 209,000 shares of his Winners common stock in a private transaction; and

         WHEREAS, Mapes has requested purportedly pursuant to Section 4.4(c)(i)[3][b] of the Exchange Agreement that Winners pay Mapes the difference between $6.00 per share and the purchase price of 52,500 of his shares in the private sale; and

         WHEREAS, on October 21, 1994, Mapes filed suit against Winners (Civ. No. 3-94-CV-1384, D. Minn.) alleging breach of the Exchange Agreement, consequential damages, and costs and attorney's fees (the "Litigation"); and

         WHEREAS, in order to avoid the expense and uncertainty of further litigation, the parties wish to resolve their differences amicably.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Winners and Mapes agree as follows:

         1. Acknowledgment of Mutual Mistake. Winners and Mapes acknowledge that the number 52,500 with respect to the shares referred to in Section 4.4(c)(i)[3] in the Exchange Agreement and included in the Registration Statement appeared as a product of mutual mistake, and such number should have been 52,250.

         2. Termination of Litigation. Upon execution and delivery of this Settlement Agreement, Mapes will cause the Litigation to be dismissed without prejudice. Upon either (i) delivery and registration of the Make-Up, Expense, and Option Shares (as defined below) and issuance of any required Additional Shares; or (ii) the execution and delivery of the promissory note referred to in
Section 6 of this Agreement, Mapes will cause the Litigation to be dismissed with prejudice.

         3.  Issuance of Winners Common Stock.

             (a) Make-Up Shares. Upon execution and delivery of this Settlement Agreement, in consideration of Mapes's agreement to dismiss the Litigation and enter this Agreement, Winners will cause its transfer agent to issue Mapes 120,000 shares of Winners common stock, based on a value of $1.50 per share (the "Make-Up Shares"). Upon issuance, the Make-Up Shares shall be validly issued, fully paid, and non-assessable. The certificate(s) representing the Make-Up Shares shall bear the following restrictive legends:

         1. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOTE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR WINNERS ENTERTAINMENT, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO WINNERS ENTERTAINMENT, INC. STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION

             IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         2. PURSUANT TO A SETTLEMENT AGREEMENT ENTERED BY THE ISSUER AND MICHAEL MAPES, A COPY OF WHICH IS ON FILE WITH THE ISSUER, THE ISSUER MAY REPURCHASE THESE SECURITIES AT A PRICE OF $1.50 PER SHARE AND THE HOLDER OF THESE SECURITIES MAY BE ENTITLED TO THE ISSUANCE OF ADDITIONAL SHARES.

         As soon as the Make-Up Shares are registered as set forth in Section 5 below, or the federal securities laws otherwise permit the removal of the first restrictive legend, Winners will promptly direct its transfer agent to remove such legend. Further, if the right of repurchase is extinguished as set forth herein, Winners will promptly direct its transfer agent to remove the second legend.

             (b) Expense Shares. As additional consideration for Mr. Mapes's agreements hereunder, Winners will cause its transfer agent to issue Mapes 45,000 shares of Winners' common stock, based on a value of $1.50 per share (the "Expense Shares") as compensation for Mapes's expenses, such as interest and attorneys' fees. Upon issuance, the Expense Shares shall be validly issued, fully paid, and non-assessable. The certificate(s) representing the Expense Shares shall bear the following restrictive legend:

             THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR WINNERS ENTERTAINMENT, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO WINNERS ENTERTAINMENT, INC. STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         As soon as the Expense Shares are registered as set forth in Section 5 below, or the federal securities laws otherwise permit the removal of the restrictive legend, Winners will promptly direct its transfer agent to remove such legend.

             (c) Option Shares. Upon Mapes's tendering payment in full for the exercise of his option to purchase up to 30,000 shares of Winners common stock pursuant to Section 4.4(c)(i)[2] of the Exchange Agreement, which granted Mapes options to purchase 50,000 shares (the "Option Shares"), and upon execution and delivery of this Agreement, Winners will cause its transfer agent to issue Mapes the number of Option Shares for which he tenders payment. Upon issuance, the Option Shares shall be validly issued, fully paid and non-assessable. The certificate representing the Option Shares shall bear the following restrictive legend:

             THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE

             REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR WINNERS ENTERTAINMENT, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO WINNERS ENTERTAINMENT, INC. STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     As soon as the Option Shares are registered as set forth in Section 5 below, or the federal securities laws otherwise permit the removal of the restrictive legend, Winners will promptly direct its transfer agent to remove such legend.

     4.      Investment Representation.

             (a) Access to Information. Mapes represents and warrants that he has had access to all information available to Winners concerning its condition, financial and otherwise, its management, its business and its prospects. Mapes represents that he has received a copy of the Company's Annual Report on Form 10-K for the fiscal years ended 1993 and 1994 and Form 10-Q for the Quarter ended March 31, 1995 (the "Disclosure Documents"). Mapes represents that he has read the Disclosure Documents and has reviewed all available information with his legal, financial and investment advisors to the extent that he deemed such review necessary or appropriate. Mapes acknowledges that he is aware that because of Winners' financial position and other factors, the acquisition of the common stock involves a high degree of risk.

             (b) Restricted Securities. Mapes understands and acknowledges that, until registered, the shares of common stock to be issued under this Settlement Agreement are restricted securities and are being acquired by Mapes for his own account and not on behalf of any other person and are being acquired for investment purposes and not for distribution. Mapes represents that an investment in the common stock is a suitable investment for Mapes, taking into consideration the restrictions on transferability affecting the common stock. The company is the only person which may register the common stock for public sale under the Securities Action 1933 (the "Act") and state securities laws. Mapes agrees that he will not transfer or sell the common stock without registration under the Act and any applicable state securities laws unless exemptions from such registration requirements are available. Mapes and Winners acknowledge that Mapes intends to sell 35,000 shares of the common stock in a transaction intended to be exempt from the registration requirements of the Act. Winners will recognize this sale and transfer the shares on its records, provided that the purchaser executes and agreement containing investment representations substantially identical to those contained in this Settlement Agreement and a restrictive legend substantially identical to that contained in Section 3(b) of this Settlement Agreement is placed on the certificate representing the shares.

             (c) Exempt Transactions. In the event Mapes sells any of the Make-Up Shares prior to the effective date of the registration statement in a transaction exempt from the Act's registration requirements, then Winners shall receive a credit against the Note (if such Note is required to be executed and delivered pursuant to Section 6 below) in an amount equal to the actual purchase price of such shares, up to $1.50 per share multiplied by the number of shares sold.

     5. Registration of Shares. Winners will use its best efforts to cause a registration statement to become effective with the Securities and Exchange Commission by June 30, 1996 (the "Registration Statement"). Such Registration Statement shall include the Make-Up Shares, the Expense Shares, and up to 20,000 of the Option Shares, provided such inclusion is not prohibited by applicable law. If such registration statement is withdrawn prior to its effective date, then Winners will include such shares in its next registration statement. Winners' failure to register any shares required to be registered by this Settlement Agreement shall not constitute a breach of this Settlement Agreement so long as Winners shall not have registered shares after the date of this Agreement for any other selling shareholder in a registration that legally could have included Mapes as a selling shareholder.

     6. Execution of Promissory Note. If the Registration Statement does not become effective by June 30, 1996, for whatever reason, then Winners shall execute and deliver to Mapes a promissory note in the form attached hereto as Exhibit A (the "Note").

     7. Issuance of Additional Shares. If the average closing market price of Winners' common stock for the ninety (90) trading days immediately following the effective date of the Registration Statement is less than $1.50 per share, then Winners shall issue Mapes that number of additional shares required to satisfy the difference between $1.50 per share and such average market price (the "Additional Shares"). Mapes's right to receive and Winners' obligation to issue Additional Shares, however, shall apply only to the Make-Up Shares.

     8. Acknowledgment Concerning Registration Rights. Mapes hereby acknowledges that the registration rights set forth in Section 4.4(b) of the Exchange Agreement and the provisions of Section 4.4(c)(i)[3] are not cumulative and that he was not entitled to the registration of more than 25% of his Winners shares in any event. Further, Mapes acknowledges that, except as set forth in this Agreement, he has no right to the registration of either any shares that he currently owns or the 20,000 Option Shares that have not yet vested.

     9. Remaining Shares Unaffected. Nothing in this Agreement shall affect Mapes's ability to buy or sell shares of Winners stock, including but not limited to Mapes's right to exercise his option to purchase 20,000 additional shares of Winners common stock pursuant to the Exchange Agreement.

    10. Right of Repurchase. After the execution and delivery of the Note, Winners shall have the right to repurchase the Make-Up Shares at a price of $1.50 per share. Mapes shall transfer and deliver the repurchased shares to Winners in a manner reasonably acceptable to Winners' counsel and transfer agent. Additionally, the amount then due on the Note shall be reduced by the repurchase proceeds. Notwithstanding the foregoing, at any time, Mapes may, at his election, by delivering written notice to Winners, extinguish the right of repurchase, as to any or all of the Make-Up Shares. In such event, Winners will receive a credit against the Note in an amount equal to $1.50 multiplied by the number of shares as to which the right of repurchase has been extinguished.

    11. Mutual Releases. Upon either (i) registration of the Make-Up Shares or (ii) execution and delivery of the Note, except for those obligations expressly provided for in this Settlement Agreement, Winners and Mapes hereby forever release and discharge the other and each of the other's officers, directors, shareholders, employees, agents, affiliates, attorneys, successors, and assigns of and from any and all claims, rights, duties, obligations, debts, liabilities, damages, injuries, actions, and causes of action of every kind and nature, foreseen and unforeseen, contingent and actual, liquidated and unliquidated, suspected and unsuspected, disclosed and undisclosed, including without limitation all claims which either party has or might have arising from or related to Exchange Agreement that were brought or could have been brought in the Litigation. Notwithstanding the foregoing, it is expressly agreed by the parties that Mapes's right, if any, to indemnity or contribution arising out of Mapes's employment by Golden Palace Casinos shall not be affected by this release or this Settlement Agreement.

    Each party acknowledges that it has been advised by experienced and knowledgeable counsel with respect to this Settlement Agreement generally and this release specifically.

    12. Further Documents. Winners and Mapes agree to execute such further documents as may be necessary from time to time to give effect to the purposes of this Settlement Agreement.

    13. Conflict. To the extent this Agreement is in conflict with the terms of the Exchange Agreement, the terms of this Agreement shall control with respect to the rights of Mapes.

    14. Third Party Beneficiaries. Winners and Mapes do not intend for the terms of this Settlement Agreement to be enforceable by any third parties, other than the assignees or successors, if any, of the signatories hereto. This Agreement shall be binding on the parties, their heirs, successors, and assigns.

    15. Choice of Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota.

    16. Merger and Integration. This Settlement Agreement, together with the Note, if required to be executed hereunder, constitutes a single, integrated written contract expressing the entire agreement of the parties hereto with respect to the subject matter hereof. No covenants, agreements, representations or warranties of any kind have been made by any party hereto, except as specifically set forth in this Settlement Agreement. All prior claims, discussion and negotiations have been and are merged and integrated into, and are superseded by this Settlement Agreement and the Registration Statement Agreement.

    17. Notices. Any notice permitted or required by this Settlement Agreement shall be by Certified U.S. Mail and shall be deemed received as of the date on which such notice is delivered by the U. S. Postal Service. Notice to the Company shall be addressed as follows:

              Edson R. Arneault, President
              Mountaineer Park, Inc.
              P. O. Box 358
              Chester, West Virginia   26034

with a copy to:

              Robert Ruben, Esq.
              Freer & McGarry, P.C.
              1000 Thomas Jefferson St., NW
              6th Floor
              Washington, D.C. 20007

Notice to Mapes shall be addressed as follows:

              Mr. Michael Mapes
              c/o Shallow Jewelers
              8919 West Greenfield Ave.
              West Allis, Wisconsin   53214

with a copy to:

              Cortney S. LeNeave, Esq.
              Hunegs, Stone, Koenig & LeNeave
              608 Second Avenue, Suite 568
              Minneapolis, Minnesota   55402

    18. Attorney's Fees. In any action concerning the performance or enforcement of the terms of this Settlement Agreement, the prevailing party shall be entitled to an award of costs and reasonable attorney's fees.

    WITNESS the hands of Mapes and Winners' duly authorized representative as of the day and year first above written.




                                       WINNERS ENTERTAINMENT, INC.



                                       By: /s/  Edson R. Arneault
                                          --------------------------------
                                          Edson R. Arneault, President



                                       By: /s/  Michael Mapes
                                          --------------------------------
                                          Michael Mapes